UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 6, 2018

Date of Report (Date of earliest event reported)

Cars.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37869	81-3693660
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

300 S. Riverside Plaza, Suite 1000

Chicago, Illinois 60606

(Address of principal executive offices)

(312) 601-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.	Results of Operations and Financial Condition.

Pursuant to the announcement set forth in the press release issued by Cars.com Inc. (the “Company”) on March 6, 2018, the Company’s management held a conference call at 7:30 a.m. CDT to discuss fourth quarter and full year 2017 financial results. The PowerPoint slides used during the presentation are attached as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01.	Other Events.

On March 6, 2018, the Company issued a press release announcing its financial results for the year ended December 31, 2017.  Alex Vetter, the Company’s CEO, summarized these results for the Company’s employees in an e-mail communication, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Items 2.02 and 8.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly set forth by specific reference in such filing.

Important Shareholder Information and Where You Can Find It

Cars.com plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its shareholders a definitive proxy statement and accompanying definitive WHITE proxy card in connection with the Company’s 2018 Annual Meeting of Stockholders. The definitive proxy statement will contain important information about Cars.com, the 2018 Annual Meeting of Stockholders and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Cars.com, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the Cars.com 2018 Annual Meeting of Stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in Cars.com will be set forth in the definitive proxy statement, the accompanying definitive WHITE proxy card and other relevant solicitation materials and in Form 3s and Form 4s filed by the Company’s directors and executive officers after the date of the definitive proxy statement. These documents (when they become available), and any and all documents filed by Cars.com with the SEC, may be obtained by investors and shareholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.Cars.com.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1 99.2	Cars.com Inc. Earnings Call Presentation dated March 6, 2018 Cars.com Inc. Employee Communication E-mail dated March 6, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date: March 6, 2018	By:	/s/ James F. Rogers
James F. Rogers Chief Legal Officer